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                                                                      EXHIBIT 21

               LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1999

                                                                            OWNERSHIP
COMPANY NAME                                     JURISDICTION OF CREATION  PERCENTAGE
------------                                     ------------------------  -----------
Arrebnac Pty. Ltd..............................  Australia                     100%
Beheer en Beleggingsmaatschappij Stivaco
  B.V..........................................  Netherlands                   100%
College Mercantile Pty. Ltd....................  Australia                     100%
Consorzio Manifatturieri srl...................  Italy                         100%
Corinthian Leasing Corporation.................  Delaware                      100%
D&B Acquisition Corp...........................  Delaware                      100%
D&B Data & Services s.r.l......................  Italy                         100%
D&B Espana S.A.................................  Spain                         100%
D&B Europe Limited.............................  England                       100%
D&B Group Ltd..................................  Delaware                      100%
D&B Information Services (M) Sdn. Bhd..........  Malaysia                      100%
D&B International Consultant (Shanghai) Co.
  Ltd..........................................  Peoples Republic of China     100%
D&B Schimmelpfeng-Unterstutzungskasse GmbH.....  Germany                       100%
Dun & Bradstreet (Australia) Group Pty. Ltd....  Australia                     100%
Dun & Bradstreet (Australia) Holdings Pty......  Australia                     100%
Dun & Bradstreet (Australia) Pty. Limited......  Australia                     100%
Dun & Bradstreet (C&EE) Holding B.V............  Netherlands                    80%
Dun & Bradstreet (HK) Limited..................  Hong Kong                     100%
Dun & Bradstreet (Israel) Ltd..................  Israel                        100%
Dun & Bradstreet (New Zealand) Limited.........  New Zealand                   100%
Dun & Bradstreet (S.C.S.) B.V..................  Netherlands                   100%
Dun & Bradstreet (Singapore) Pte. Ltd..........  Singapore                     100%
Dun & Bradstreet (Switzerland) AG..............  Switzerland/Delaware          100%
Dun & Bradstreet (U.K.) Pension Plan Trustee
  Company Ltd..................................  England                       100%
Dun & Bradstreet Alfa AB.......................  Sweden                        100%
Dun & Bradstreet Beta AB.......................  Sweden                        100%
Dun & Bradstreet B.V...........................  Netherlands                   100%
Dun & Bradstreet Canada B.V....................  Netherlands                   100%
Dun & Bradstreet Canada Holding, Ltd...........  Canada                        100%
Dun & Bradstreet Computer Leasing, Inc.........  Delaware                      100%
Dun & Bradstreet Credit Control, Ltd...........  Delaware                      100%
Dun & Bradstreet Danmark Holding A/S...........  Denmark                       100%
Dun & Bradstreet de Mexico, S.A. de C.V........  Mexico                        100%
Dun & Bradstreet Denmark A/S (Denmark).........  Denmark                       100%
Dun & Bradstreet Deutschland GmbH..............  Germany/Delaware              100%
Dun & Bradstreet Do Brasil, Ltda...............  Brazil/Delaware               100%
Dun & Bradstreet Ekonomiforlaget AB............  Sweden                        100%
Dun & Bradstreet Finance Ltd...................  England                       100%
Dun & Bradstreet Finland OY....................  Finland                       100%
Dun & Bradstreet Holding Norway A/S............  Norway                        100%
Dun & Bradstreet Holdings B.V..................  Netherlands                   100%

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
                                                                            OWNERSHIP
COMPANY NAME                                     JURISDICTION OF CREATION  PERCENTAGE
------------                                     ------------------------  -----------
Dun & Bradstreet Hungaria Informacio
  Szolgaltato Korlatolt Felelosegu Tarasag.....  Hungary                        80%
Dun & Bradstreet Information Services
  Ges.mbH......................................  Austria                       100%
Dun & Bradstreet Information Services India
  Pvt. Ltd.....................................  India                         100%
Dun & Bradstreet International, Ltd............  Delaware                      100%
Dun & Bradstreet Japan Ltd.....................  Japan                         100%
Dun & Bradstreet Limited.......................  Ireland                       100%
Dun & Bradstreet Limited.......................  England                       100%
Dun & Bradstreet Management S.A.S..............  France                        100%
Dun & Bradstreet Marketing Pty. Ltd............  Australia                     100%
Dun & Bradstreet Marketing Services
  N.V.--S.A....................................  Belgium                       100%
Dun & Bradstreet Nordic AB.....................  Sweden                        100%
Dun & Bradstreet Norge A/S.....................  Norway                        100%
Dun & Bradstreet European Outsourcing Center
  B.V..........................................  Netherlands                   100%
Dun & Bradstreet Poland sp. zo.o...............  Poland                         80%
Dun & Bradstreet Portugal, Ltda................  Portugal                      100%
Dun & Bradstreet Pty. Ltd......................  Australia                     100%
Dun & Bradstreet RMS Franchise Corporation.....  Delaware                      100%
Dun & Bradstreet S.A...........................  Argentina                     100%
Dun & Bradstreet S.A...........................  Peru                          100%
Dun & Bradstreet S.C.S.........................  France                        100%
Dun & Bradstreet Soliditet A/S.................  Norway                        100%
Dun & Bradstreet S.p.A.........................  Italy                         100%
Dun & Bradstreet spol s. r. o..................  Czech Republic                 80%
Dun & Bradstreet Sverige AB....................  Sweden                        100%
Dun & Bradstreet Telecenter B.V................  Netherlands                   100%
Dun & Bradstreet Teleupdate Center GmbH........  Germany                       100%
Dun & Bradstreet Unit Trust....................  Australia                     100%
Dun & Bradstreet Zimbabwe (Private) Limited....  Zimbabwe                      100%
Dun & Bradstreet, Inc..........................  Delaware                      100%
Duns Holding, Inc..............................  Delaware                      100%
Duns Investing VII Corporation.................  Delaware                      100%
DunsNet, Inc...................................  Delaware                      100%
Fillupar Leasing Partnership...................  Delaware                       98%
Financial Proformas, Inc.......................  Delaware                      100%
Infotrade N.V.-S.A.............................  Belgium                       100%
Moody's (Canada) Inc...........................  Canada                        100%
Moody's America Latina Ltda....................  Brazil                        100%
Moody's Asia Pacific Limited...................  Hong Kong                     100%
Moody's Deutschland GmbH.......................  Germany                       100%
Moody's France SA..............................  France                        100%
Moody's Interbank Credit Service Limited.......  Cyprus                        100%
Moody's Investors Service Espana, S.A..........  Spain                         100%
Moody's Investors Service Ltd..................  England                       100%
Moody's Investors Service Pty. Limited.........  Australia                     100%
Moody's Investors Service, Inc.................  Delaware                      100%
Moody's Japan Kabushiki Kaisha.................  Japan                         100%

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
                                                                            OWNERSHIP
COMPANY NAME                                     JURISDICTION OF CREATION  PERCENTAGE
------------                                     ------------------------  -----------
Moody's Overseas Holdings, Inc.................  Delaware                      100%
Moody's Singapore Pte. Ltd.....................  Singapore                     100%
N.V. Dun & Bradstreet-Eurinform S.A............  Belgium/Delaware              100%
Orefro L'Informazione S.p.A....................  Italy                         100%
Palmetto Assurance Ltd.........................  Bermuda                       100%
Perfect Data International N.V.................  Netherlands Antilles          100%
Perfect Data Services B.V......................  Netherlands                   100%
S&W S.A.S......................................  France                        100%
Schimmelpfeng Inkasso GmbH.....................  Germany                       100%
Socogestion S.A.S..............................  France                        100%
The D&B Companies of Canada Ltd................  Canada                        100%
Vlaamse Bedrijfsdatabank N.V.-S.A..............  Belgium                       100%

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